Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Taxes

9. Income Taxes

The Company performed assessments of the realizability of its net deferred tax assets generated during the three and nine months ended September 30, 2013, considering all available evidence, both positive and negative. As a result of these assessments, the Company concluded that it was more likely than not that none of its net deferred tax assets would be recoverable through the reversal of temporary differences and near term normal business results. During the three months ended September 30, 2013, the Company increased its valuation allowance by $7.8 million and recognized no tax benefit for losses incurred during the period. During the nine months ended September 30, 2013, the Company increased its valuation allowance by $9.3 million and recognized no tax benefit for losses incurred during the nine-month period ended September 30, 2013.

14. Income Taxes

Our provision for income tax expense (benefit) is comprised of the following:

	Years ended December 31,
(in thousands)	2012	2011	2010
Current:
Federal	$—	$—	$476
State	61	16	34

	61	16	510

Deferred:
Federal	7,361	(494)	246
State	1,298	(82)	41

	8,659	(576)	287

	$8,720	$(560)	$797

Variations from the federal statutory rate are as follows:

(in thousands)	2012	2011	2010
Expected federal income tax expense (benefit) at statutory rate of 34%	$(13,086)	$(836)	$692
Effect of permanent goodwill impairment	7,898	—	—
Effect of permanent acquisition-related differences	—	461	—
Effect of permanent other differences	94	30	13
Effect of carryforward state net operating losses	—	(72)	—
Effect of valuation allowance	16,074	—	—
Other	49	(3)	(24)
State income tax expense (benefit), net of federal benefit	(2,309)	(140)	116

Income tax expense (benefit)	$8,720	$(560)	$797

Deferred income taxes reflect net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the net accumulated deferred income tax assets as of December 31, 2012 and 2011 are as follows:

(in thousands)	2012	2011
Deferred tax assets (liabilities):
Current:
Provision for doubtful accounts	$437	$216
Inventory-related expense	469	192
Accrued liabilities	1,281	1,644
Net operating loss carryforward	—	1,015
Other	—	5

Total current deferred tax assets	$2,187	$3,072

Non-current:
Depreciation and amortization	$613	$(649)
Net operating loss carryforward	13,243	6,180
Other	31	(87)

Total non-current deferred tax assets	$13,887	$5,444

Valuation allowance	(16,074)	—

Total net deferred tax assets	$—	$8,516

At December 31, 2012, we had $10.5 million in tax effected federal net operating loss carryforwards. These operating loss carryforwards, if unused, begin to expire in 2018. Additionally, we had $2.7 million in tax effected state net operating loss carryforwards. These operating loss carryforwards, if unused, will begin to expire in 2019. The Internal Revenue Code contains provisions that limit the net operating loss available for use in any given year upon the occurrence of certain events, including significant changes in ownership interest. A change in ownership of a company of greater than 50% within a three-year period results in an annual limitation on the utilization of net operating loss carryforwards from tax periods prior to the ownership changes. Certain of our net operating loss carryforwards as of December 31, 2012 are subject to annual limitations due to changes in ownership.

During 2012, we performed assessments on the realizability of our net deferred tax assets considering all available evidence, both positive and negative. As a result of these assessments, we concluded that it was more likely than not that none of our net deferred tax assets would be recoverable through the reversal of temporary differences and normal business activities in the near term and, therefore, we established a valuation allowance through a noncash charge of $16.1 million to our income tax provision for the year ended December 31, 2012.

Additionally, to the extent we become entitled to utilize certain loss carryforwards relating to periods prior to our initial public offering, we are required under the terms of our tax sharing agreement with Gaiam to distribute to Gaiam the tax effect (estimated to be 34% for federal income tax purposes) of the amount of such tax loss carryforwards so utilized. Accordingly, we recognized a valuation allowance against all of our deferred tax assets as of the effective date of our tax sharing agreement with Gaiam, May 13, 2008. These net operating loss carryforwards begin to expire in 2018 if not utilized. Due to Gaiam’s step acquisitions of our company, we experienced “ownership changes” as defined in Section 382 of the Internal Revenue Code. Accordingly, our use of the net operating loss carryforwards is limited by annual limitations described in Sections 382 and 383 of the Internal Revenue Code. As of December 31, 2012, $4.4 million of these net operating loss carryforwards remained available for current and future utilization, meaning that potential future payments to Gaiam, which would be made over a period of several years, could therefore aggregate to approximately $1.6 million based on current tax rates.